EXHIBIT 99.2

AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT

                This AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT dated as of August 25, 2005 (the “Amendment”), is executed by and among WINMARK CORPORATION, a Minnesota corporation, WINMARK CAPITAL CORPORATION, a Minnesota corporation, WINMARK BUSINESS SOLUTIONS, INC., a Minnesota corporation, and GROW BIZ GAMES, INC., a Minnesota corporation (collectively the “Borrowers” and individually a “Borrower”), whose address is 4200 Dahlberg Drive, Suite 100, Minneapolis, Minnesota 55422, and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the “Bank”), whose address is 135 South La Salle Street, Chicago, Illinois 60603.

R E C I T A L S:

                A.            The Borrowers and the Bank entered into that certain 364-Day Revolving Credit Agreement dated as of September 30, 2004 (the “Credit Agreement”), pursuant to which Credit Agreement the Bank has made Loans to the Borrowers evidenced by that certain Revolving Note dated as of even date with Credit Agreement, in the maximum principal amount of Fifteen Million and 00/100 Dollars ($15,000,000.00), executed by the Borrowers and made payable to the order of the Bank (the “Revolving Note”).

                B.            At the present time the Borrowers and the Bank are agreeable to an extension of the Termination Date, pursuant to the terms and conditions hereinafter set forth.

                NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers and the Bank hereby agree as follows:

A G R E E M E N T S:

                1.             RECITALS.  The foregoing Recitals are hereby made a part of this Amendment.

                2.             DEFINITIONS.  Capitalized words and phrases used herein without definition shall have the respective meanings ascribed to such words and phrases in the Credit Agreement.

                3.             AMENDMENT TO THE CREDIT AGREEMENT.  The definition of “Termination Date” in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                “Termination Date”:  The earlier to occur of (a) March 31, 2006 or (b) such other date on which the Commitment terminates pursuant to Section 13.

                4.             REPRESENTATIONS AND WARRANTIES.  To induce the Bank to enter into this Amendment, the Borrowers hereby certify, represent and warrant to the Bank that:

                                4.1           Organization.  Each Borrower is a corporation duly organized, existing and in good standing under the laws of the State of Minnesota, with full and adequate corporate power to carry on and conduct its business as presently conducted.  Each Borrower is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing.  The Articles of Incorporation and Bylaws, borrowing resolutions and Incumbency Certificate of the Borrowers have not been changed or amended since the most recent date that certified copies thereof were delivered to the Bank.  The exact legal name of each Borrower is as set forth in the preamble of this Amendment, and no Borrower currently conducts, nor has any Borrower during the last five (5) years conducted, business under any other name or trade name.  No Borrower will change its name, its organizational identification number, if it has one, its type of organization, its jurisdiction of organization or other legal structure.

                                4.2           Authorization.  Each Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Credit Agreement, as amended hereby, and to perform its obligations under the Credit Agreement, as amended hereby.

                                4.3           No Conflicts.  The execution and delivery of this Amendment and the performance by the Borrowers of their obligations under the Credit Agreement, as amended hereby, do not and will not conflict with any provision of law or of the Articles of Incorporation or Bylaws of any Borrower or of any agreement binding upon any Borrower.

                                4.4           Validity and Binding Effect.  The Credit Agreement, as amended hereby, is a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

                                4.5           Compliance with Credit Agreement.  The representation and warranties set forth in Section 4 of the Credit Agreement, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements shall mean the financial statements most recently delivered to the Bank and except for such changes as are specifically permitted under the Credit Agreement.  In addition, the Borrowers have complied with and are in compliance with all of the covenants set forth in the Credit Agreement, as amended hereby, including, but not limited to, those set forth in Section 9, Section 10 and Section 11 thereof.

                                4.6           No Event of Default.  As of the date hereof, no Event of Default under Section 13 of the Credit Agreement, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred or is continuing.

                5.             CONDITIONS PRECEDENT.  This Amendment shall become effective as of the date above first written after receipt by the Bank of the following:

                                5.1           Amendment.  This Amendment executed by the Borrowers and the Bank.

                                5.2           Resolutions.  A certified copy of resolutions of the Board of Directors of the Borrowers authorizing the execution, delivery and performance of this Amendment.

                                5.3           Other Documents.  Such other documents, certificates, resolutions and/or opinions of counsel as the Bank may request.

                6.             GENERAL.

                                6.1           Governing Law; Severability.  This Amendment shall be construed in accordance with and governed by the laws of Minnesota.  Wherever possible each provision of the Credit Agreement and this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Credit Agreement and this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Credit Agreement and this Amendment.

                                6.2           Successors and Assigns.  This Amendment shall be binding upon the Borrowers and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Bank and the successors and assigns of the Bank.

                                6.3           Continuing Force and Effect of Loan Documents.  Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference herein, and in all respects, shall continue in full force and effect.  Each Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Credit Agreement and the other Loan Documents.

                                6.4           References to Credit Agreement.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import, and each reference to the Credit Agreement in any and all instruments or documents delivered in connection therewith, shall be deemed to refer to the Credit Agreement, as amended hereby.

                                6.5           Expenses.  The Borrowers shall pay all costs and expenses in connection with the preparation of this Amendment and other related loan documents, including, without limitation, reasonable attorneys’ fees and time charges of attorneys who may be employees of the Bank or any affiliate or parent of the Bank.  The Borrowers shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

                                6.6           Counterparts.  This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement.

                IN WITNESS WHEREOF, the parties hereto have executed this Amendment to 364-Day Credit Agreement as of the date first above written.

WINMARK CORPORATION

By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes
Title:	Chief Financial Officer & Treasurer

WINMARK BUSINESS SOLUTIONS, INC.

By:	/s/ Mark T. Hooley
Name:	Mark T.Hooley
Title:	President

WINMARK CAPITAL CORPORATION

By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes
Title:	Chief Financial Officer & Treasurer

GROW BIZ GAMES, INC.

By:	/s/ Mark T. Hooley
Name:	Mark T. Hooley
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Peter Pricco
Name:	Peter Pricco
Title:	AVP